EXHIBIT (o)

                 THE JUNDT GROWTH FUND, INC., JUNDT FUNDS, INC.
                         AND AMERICAN EAGLE FUNDS, INC.

                                POWER OF ATTORNEY


         The undersigned, duly elected directors of The Jundt Growth Fund, Inc., Jundt Funds, Inc. and American Eagle Funds, Inc. (each, a "Company"), hereby appoint James R. Jundt, Marcus E. Jundt, and Gerald M. Fitterer, and each of them individually, as attorney-in-fact and agent to do any and all acts and things, and execute in their names any and all instruments, which such attorneys and agents my deem necessary or advisable to enable each Company to comply with the Investment Company Act of 1940, the Securities Act of 1933, any requirements of the Securities and Exchange Commission with respect to such Acts and any state securities laws, in connection with the registration under such Acts of the Company and the shares of the Company and the offerings of shares of the Company including specifically power and authority to sign their names to any and all Notifications of Registration and Registration Statements to be filed with the Securities and Exchange Commission under either of such Acts with respect to the Company and such shares of the Company, and any amendments (including pre-effective and post-effective amendments) or applications for amendment or supplements of or to such Notifications of Registration and Registration Statements, and to file the same with the Securities and Exchange Commission; and the undersigned do hereby ratify and confirm all that such attorneys and agents, and each of them, shall do or cause to be done by virtue of this Power of Attorney. Any one of such agents and attorneys shall have, and may exercise, without the others, all the powers conferred by this Power of Attorney.

         IN WITNESS WHEREOF, the undersigned have signed their names to this Power of Attorney as of the 29th day of April, 2004.


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James R. Jundt                                Michael R. Mooney
Chairman of the Board                         Director


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John E. Clute                                 Darrell R. Wells
Director                                      Director


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Floyd Hall                                    Clark W. Jernigan
Director                                      Director


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Marcus E. Jundt
Director